Exhibit 99.2

Genworth Financial

Insurance for living. Solutions for life.

FOURTH QUARTER FINANCIAL SUPPLEMENT

DECEMBER 31, 2006

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Financial Highlights	5

Fourth Quarter Results
Reconciliation of Net Income to Net Operating Income	7
Net Income and Net Operating Income	8
Consolidated Net Income and Net Operating Income by Quarter	9
Consolidated Balance Sheet	10-11
Deferred Acquisition Costs Rollforward	12

Quarterly Results by Segment
Consolidated Segment Net Income and Segment Net Operating Income	14-17
Segment Net Income and Segment Net Operating Income and Sales—Protection	18-23
Segment Net Income and Segment Net Operating Income and Sales—Retirement Income and Investments	24-27
Segment Net Income and Segment Net Operating Income and Sales—Mortgage Insurance	28-30
Net Loss and Net Operating Loss—Corporate and Other	31

Additional Financial Data
Investments Summary	33-34
Fixed Maturities Summary	35
Commercial Mortgage Loans Data	36
General Account GAAP Net Investment Income Yields	37
Life Insurance In-force	38
Assets Under Management—Retirement Income and Investments	39-41
Selected Key Performance Measures—Mortgage Insurance	42-46
Reconciliations of Non-GAAP Measures	47-51

Corporate Information
Industry Ratings	53-54

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that the fourth quarter financial supplement has several new disclosures in an effort to help you analyze Genworth’s business trends. The changes include: (1) the financial impact of foreign currency translation on selected international income and sales; (2) additional financial data on our payment protection business; (3) loss ratios for long-term care and Medicare supplement businesses; and (4) detail on the premium recognition curve and loss factor update which impacted the mortgage insurance segment.

As a result of the business realignment we announced in January 2007, we will combine Retirement Income and Investments and the U.S. Protection businesses into the Retirement and Protection segment, and combine our payment protection and international mortgage insurance businesses into the International segment. U.S. Mortgage Insurance will be reported as a separate segment and we will continue to report Corporate and Other in its present form. The changes will be reflected beginning in the first quarter of 2007.

In January 2007, we also announced the sale of our Group Life and Health business. Beginning in the first quarter of 2007, this business will be reported as a discontinued operation. We anticipate this sale to close during the second quarter of 2007.

To assist investors, we will provide a financial supplement with historical financial information, which reflects the new segmentation, prior to our first quarter 2007 earnings release.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call one of us with any questions or comments.

Alicia Charity

Vice President

Investor Relations

804-662-2248

Linnea Olsen

Director

Investor Relations

804-662-2536

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” The company defines net operating income as net income from continuing operations, excluding after-tax net investment gains (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating income for the periods presented in this financial supplement.

Management believes that analysis of net operating income enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating income should not be viewed as a substitute for GAAP net income. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net income to net operating income (as defined above) for the three and twelve months ended December 31, 2006 and 2005.

During 2006, we began allocating net investment gains (losses) to the segments in determining segment net income. We exclude net investment gains (losses), net of taxes and other adjustments, from segment net operating income for each of the segments. Other adjustments represent amortization of deferred acquisition costs and other intangible assets associated with net investment gains (losses). During 2005, all net investment gains (losses) were recorded in Corporate and Other.

This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 through 51 of this financial supplement.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,173	$12,143	$11,977	$11,738	$11,906	$11,615	$11,343	$11,062
Total accumulated other comprehensive income	1,157	1,166	233	740	1,404	1,713	2,163	1,458

Total stockholders’ equity	$13,330	$13,309	$12,210	$12,478	$13,310	$13,328	$13,506	$12,520

Book value per common share	$30.09	$29.44	$26.84	$27.37	$28.26	$28.31	$28.69	$26.62
Book value per common share, excluding accumulated other comprehensive income	$27.48	$26.86	$26.33	$25.74	$25.28	$24.67	$24.10	$23.52
Common shares outstanding as of balance sheet date	443.0	452.1	454.9	456.0	470.9	470.8	470.7	470.2

	Twelve months ended
Return on Equity (ROE)	December 31, 2006	December 31, 2005
GAAP Basis ROE	11.1%	10.7%
Operating ROE	11.3%	10.7%

See page 48 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended December 31, 2006	Twelve months ended December 31, 2006
Weighted-average shares used in basic earnings per common share calculations	447.4	455.9
Dilutive securities:
Stock purchase contracts underlying equity units(1)	7.8	7.7
Stock options, restricted stock units and stock appreciation rights Restricted stock units	5.5	5.8

Weighted-average shares used in diluted earnings per common share calculations	460.7	469.4

(1)	For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2005.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares(a)
	$31.00	6.1
	$32.00	6.7
	$33.00	7.3
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.3
	$38.00	9.7
	$39.00	10.1
	$40.00	10.5

(a)	Incremental shares are calculated using the treasury stock method.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Net Income to Net Operating Income

(amounts in millions, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Net income	$373	$307	$1,328	$1,221
Less cumulative effect of accounting change, net of taxes	—	—	(4)	—

Net income before accounting change	373	307	1,324	1,221
Net investment (gains) losses, net of taxes and other adjustments	(6)	(7)	34	1

Net operating income	$367	$300	$1,358	$1,222

Net earnings per common share:
Basic	$0.83	$0.65	$2.91	$2.57

Diluted	$0.81	$0.64	$2.83	$2.52

Net operating earnings per common share:
Basic	$0.82	$0.64	$2.98	$2.57

Diluted	$0.80	$0.62	$2.89	$2.52

Weighted-average common shares outstanding:
Basic	447.4	470.9	455.9	475.3

Diluted	460.7	482.6	469.4	484.6

	Three months ended December 31,		Twelve months ended December 31,
Adjusted for foreign exchange	2006(1)	2005	2006(1)	2005
Net income	$367	$307	$1,316	$1,221

Net operating income	$361	$300	$1,346	$1,222

Net earnings per common share:
Basic	$0.82	$0.65	$2.89	$2.57
Diluted	$0.80	$0.64	$2.80	$2.52

Net operating earnings per common share:
Basic	$0.81	$0.64	$2.95	$2.57
Diluted	$0.78	$0.62	$2.87	$2.52

(1)	The 2006 amounts exclude the effects of changes in foreign exchange rates on the current period ended and were calculated by applying the same prior year comparable period foreign exchange rates to the current period.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Net Income and Net Operating Income

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
REVENUES:
Premiums	$1,620	$1,531	$6,487	$6,297
Net investment income	1,016	941	3,837	3,536
Net investment gains (losses)	8	11	(69)	(2)
Policy fees and other income	202	172	774	673

Total revenues	2,846	2,655	11,029	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,171	1,053	4,485	4,205
Interest credited	388	374	1,522	1,425
Acquisition and operating expenses, net of deferrals	484	513	2,013	1,989
Amortization of deferred acquisition costs and intangibles	176	176	727	794
Interest expense	107	80	364	293

Total benefits and expenses	2,326	2,196	9,111	8,706

INCOME BEFORE INCOME TAXES AND ACCOUNTING CHANGE	520	459	1,918	1,798
Provision for income taxes	147	152	594	577
Effective tax rate	28.3%	33.1%	31.0%	32.1%

NET INCOME BEFORE ACCOUNTING CHANGE	373	307	1,324	1,221
Cumulative effect of accounting change, net of taxes	—	—	4	—

NET INCOME	373	307	1,328	1,221
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(6)	(7)	34	1
Cumulative effect of accounting change, net of taxes	—	—	(4)	—

NET OPERATING INCOME	$367	$300	$1,358	$1,222

Effective tax rate (operating income)	27.9%	33.0%	31.0%	32.1%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Income and Net Operating Income by Quarter

(amounts in millions, except per share amounts)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,620	$1,680	$1,648	$1,539	$6,487	$1,531	$1,547	$1,614	$1,605	$6,297
Net investment income	1,016	944	953	924	3,837	941	902	842	851	3,536
Net investment gains (losses)	8	(6)	(49)	(22)	(69)	11	(7)	—	(6)	(2)
Policy fees and other income	202	186	202	184	774	172	186	154	161	673

Total revenues	2,846	2,804	2,754	2,625	11,029	2,655	2,628	2,610	2,611	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,171	1,183	1,096	1,035	4,485	1,053	1,026	1,051	1,075	4,205
Interest credited	388	383	378	373	1,522	374	364	347	340	1,425
Acquisition and operating expenses, net of deferrals	484	533	521	475	2,013	513	506	523	447	1,989
Amortization of deferred acquisition costs and intangibles	176	170	207	174	727	176	217	208	193	794
Interest expense	107	87	88	82	364	80	72	69	72	293

Total benefits and expenses	2,326	2,356	2,290	2,139	9,111	2,196	2,185	2,198	2,127	8,706

INCOME BEFORE INCOME TAXES	520	448	464	486	1,918	459	443	412	484	1,798
Provision for income taxes	147	144	147	156	594	152	136	127	162	577

NET INCOME BEFORE ACCOUNTING CHANGE	373	304	317	330	1,324	307	307	285	322	1,221
Cumulative effect of accounting change, net of taxes	—	—	—	4	4	—	—	—	—	—

NET INCOME	373	304	317	334	1,328	307	307	285	322	1,221
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(6)	3	22	15	34	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	—	(4)	(4)	—	—	—	—	—

NET OPERATING INCOME	$367	$307	$339	$345	$1,358	$300	$311	$285	$326	$1,222

Effective tax rate (operating income)	27.9%	32.1%	32.2%	32.1%	31.0%	33.0%	30.9%	30.8%	33.5%	32.1%

Earnings Per Share Data:
Earnings Per Share
Basic	$0.83	$0.67	$0.70	$0.72	$2.91	$0.65	$0.65	$0.61	$0.66	$2.57
Diluted	$0.81	$0.65	$0.68	$0.70	$2.83	$0.64	$0.64	$0.60	$0.65	$2.52
Operating Earnings Per Share
Basic	$0.82	$0.68	$0.74	$0.74	$2.98	$0.64	$0.66	$0.61	$0.67	$2.57
Diluted	$0.80	$0.66	$0.72	$0.72	$2.89	$0.62	$0.65	$0.60	$0.66	$2.52
Shares Outstanding
Basic	447.4	453.8	455.8	467.0	455.9	470.9	470.7	470.4	488.8	475.3
Diluted	460.7	467.2	468.3	479.5	469.4	482.6	481.1	477.4	494.3	484.6

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,448	$54,280	$52,316	$53,559	$53,937
Equity securities available-for-sale, at fair value	197	192	187	193	206
Commercial mortgage loans	8,491	8,315	8,203	7,854	7,558
Policy loans	1,494	1,498	1,485	1,362	1,350
Restricted investments held by securitization entities	—	—	—	—	685
Other invested assets	3,846	3,050	1,840	2,738	3,174

Total investments	69,476	67,335	64,031	65,706	66,910
Cash and cash equivalents	2,469	2,302	2,351	1,909	1,875
Accrued investment income	753	760	663	788	733
Deferred acquisition costs	6,325	6,166	6,042	5,817	5,586
Intangible assets	841	884	942	817	782
Goodwill	1,737	1,488	1,486	1,451	1,450
Reinsurance recoverable	17,554	17,661	17,789	18,003	18,245
Other assets	841	1,167	717	716	967
Separate account assets	10,875	10,084	9,625	9,700	9,106

Total assets	$110,871	$107,847	$103,646	$104,907	$105,654

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$64,136	$63,593	$63,614	$63,632	$63,749
Liability for policy and contract claims	3,542	3,389	3,297	3,279	3,364
Unearned premiums	4,231	4,180	3,956	3,706	3,647
Other policyholder liabilities	441	509	484	443	507
Other liabilities	5,781	5,167	3,652	4,551	4,937
Non-recourse funding obligations	2,765	2,450	2,150	2,150	1,400
Short-term borrowings	199	295	295	380	152
Long-term borrowings	3,321	2,730	2,741	2,729	2,736
Senior notes underlying equity units	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,550	1,441	922	1,159	1,386
Borrowings related to securitization entities	—	—	—	—	660
Separate account liabilities	10,875	10,084	9,625	9,700	9,106

Total liabilities	97,541	94,538	91,436	92,429	92,344

Commitments and contingencies

Stockholders’ equity:
Common stock	—	—	—	—	—
Additional paid-in capital	10,759	10,737	10,713	10,682	10,671

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	435	437	(312)	223	760
Derivatives qualifying as hedges	375	377	212	280	389
Foreign currency translation and other adjustments	347	352	333	237	255

Total accumulated other comprehensive income (loss)	1,157	1,166	233	740	1,404
Retained earnings	2,914	2,581	2,317	2,035	1,735
Treasury stock, at cost	(1,500)	(1,175)	(1,053)	(979)	(500)

Total stockholders’ equity	13,330	13,309	12,210	12,478	13,310

Total liabilities and stockholders’ equity	$110,871	$107,847	$103,646	$104,907	$105,654

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of September 30, 2006	$5,035	$924	$157	$—	$6,116
Costs deferred	270	62	25	—	357
Amortization, net of interest accretion(1)	(83)	(50)	(15)	—	(148)
Impact of foreign currency translation	20	—	—	—	20
Transfers(2)	(44)	—	—	—	(44)

Unamortized balance as of December 31, 2006	5,198	936	167	—	6,301
Accumulated effect of net unrealized investment gains (losses)	(10)	34	—	—	24

Balance as of December 31, 2006	$5,188	$970	$167	$—	$6,325

(1)	Amortization, net of interest accretion, includes $3 million of amortization related to net investment gains (losses) for our investment contracts.

(2)	This amount has been reclassified to other liabilities to reflect an adjustment in the current quarter to recognize certain blocks of payment protection business as deposit accounting which were previously recognized as risk transfer.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other
Three months ended December 31, 2006	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total		Total
REVENUES:
Premiums	$225	$490	$226	$175	$1,116	$146	$—	$—	$146	$136	$220	$356	$2	$1,620
Net investment income	156	196	45	12	409	325	6	157	488	34	56	90	29	1,016
Net investment gains (losses)	—	1	—	—	1	(8)	1	—	(7)	4	1	5	9	8
Policy fees and other income	82	3	2	2	89	4	100	—	104	4	1	5	4	202

Total revenues	463	690	273	189	1,615	467	107	157	731	178	278	456	44	2,846

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	178	492	36	122	828	220	3	—	223	54	67	121	(1)	1,171
Interest credited	59	37	—	—	96	150	3	139	292	—	—	—	—	388
Acquisition and operating expenses, net of deferrals	32	89	142	40	303	25	59	2	86	30	46	76	19	484
Amortization of deferred acquisition costs and intangibles	33	18	45	11	107	46	6	—	52	6	10	16	1	176
Interest expense	42	—	6	—	48	1	—	—	1	—	—	—	58	107

Total benefits and expenses	344	636	229	173	1,382	442	71	141	654	90	123	213	77	2,326

INCOME (LOSS) BEFORE INCOME TAXES	119	54	44	16	233	25	36	16	77	88	155	243	(33)	520
Provision (benefit) for income taxes	36	18	11	5	70	(2)	10	6	14	24	47	71	(8)	147

	83	36	33	11	163	27	26	10	63	64	108	172	(25)	373
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET INCOME (LOSS)	83	36	33	11	163	27	26	10	63	64	108	172	(25)	373
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	—	(1)	4	(1)	—	3	(2)	(1)	(3)	(5)	(6)
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME (LOSS)	$83	$35	$33	$11	$162	$31	$25	$10	$66	$62	$107	$169	$(30)	$367

Effective tax rate (operating income)	30.3%	34.0%	25.0%	31.3%	30.2%	-3.3%	28.6%	37.5%	18.5%	26.2%	30.5%	29.0%	28.6%	27.9%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Three months ended December 31, 2005	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total
REVENUES:
Premiums	$207	$429	$307	$166	$1,109	$181	$—	$—	$181	$112	$117	$229	$12	$1,531
Net investment income	134	171	22	12	339	361	6	126	493	33	44	77	32	941
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	11	11
Policy fees and other income	80	5	6	3	94	5	58	—	63	6	5	11	4	172

Total revenues	421	605	335	181	1,542	547	64	126	737	151	166	317	59	2,655

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	158	399	61	113	731	255	—	—	255	50	16	66	1	1,053
Interest credited	59	38	—	1	98	165	5	106	276	—	—	—	—	374
Acquisition and operating expenses, net of deferrals	36	79	176	45	336	28	36	4	68	38	36	74	35	513
Amortization of deferred acquisition costs and intangibles	26	22	63	10	121	34	5	—	39	9	5	14	2	176
Interest expense	19	—	—	—	19	1	—	—	1	—	—	—	60	80

Total benefits and expenses	298	538	300	169	1,305	483	46	110	639	97	57	154	98	2,196

INCOME (LOSS) BEFORE INCOME TAXES	123	67	35	12	237	64	18	16	98	54	109	163	(39)	459
Provision (benefit) for income taxes	44	24	14	4	86	21	4	5	30	7	37	44	(8)	152

SEGMENT NET INCOME (LOSS)	79	43	21	8	151	43	14	11	68	47	72	119	(31)	307
ADJUSTMENT TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(7)	(7)

SEGMENT NET OPERATING INCOME (LOSS)	$79	$43	$21	$8	$151	$43	$14	$11	$68	$47	$72	$119	$(38)	$300

Effective tax rate (operating income)	35.8%	35.8%	40.0%	33.3%	36.3%	32.8%	22.2%	31.3%	30.6%	13.0%	33.9%	27.0%	24.0%	33.0%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Twelve months ended December 31, 2006	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total
REVENUES:
Premiums	$900	$1,858	$1,149	$687	$4,594	$736	$—	$—	$736	$486	$646	$1,132	$25	$6,487
Net investment income	586	736	113	47	1,482	1,316	21	578	1,915	140	201	341	99	3,837
Net investment gains (losses)	(4)	9	—	—	5	(63)	—	(6)	(69)	6	1	7	(12)	(69)
Policy fees and other income	325	23	22	9	379	23	327	—	350	19	12	31	14	774

Total revenues	1,807	2,626	1,284	743	6,460	2,012	348	572	2,932	651	860	1,511	126	11,029

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	715	1,791	187	482	3,175	1,005	10	—	1,015	141	152	293	2	4,485
Interest credited	238	144	—	2	384	620	14	504	1,138	—	—	—	—	1,522
Acquisition and operating expenses, net of deferrals	142	351	683	163	1,339	108	198	8	314	129	167	296	64	2,013
Amortization of deferred acquisition costs and intangibles	99	95	252	42	488	150	23	1	174	30	31	61	4	727
Interest expense	135	—	6	—	141	5	—	—	5	—	—	—	218	364

Total benefits and expenses	1,329	2,381	1,128	689	5,527	1,888	245	513	2,646	300	350	650	288	9,111

INCOME (LOSS) BEFORE INCOME TAXES	478	245	156	54	933	124	103	59	286	351	510	861	(162)	1,918
Provision (benefit) for income taxes	167	86	43	19	315	35	27	21	83	89	154	243	(47)	594

	311	159	113	35	618	89	76	38	203	262	356	618	(115)	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET INCOME (LOSS)	311	159	113	35	618	89	76	38	203	262	356	618	(111)	1,328
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	2	(6)	—	—	(4)	30	—	4	34	(3)	(1)	(4)	8	34
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING INCOME (LOSS)	$313	$153	$113	$35	$614	$119	$76	$42	$237	$259	$355	$614	$(107)	$1,358

Effective tax rate (operating income)	35.1%	35.2%	27.6%	35.2%	33.8%	29.6%	26.2%	35.4%	29.7%	24.9%	30.3%	28.1%	28.7%	31.0%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Twelve months ended December 31, 2005	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total
REVENUES:
Premiums	$813	$1,680	$1,369	$659	$4,521	$855	$—	$—	$855	$447	$435	$882	$39	$6,297
Net investment income	493	652	97	45	1,287	1,352	19	442	1,813	130	157	287	149	3,536
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
Policy fees and other income	317	15	26	13	371	17	227	—	244	26	19	45	13	673

Total revenues	1,623	2,347	1,492	717	6,179	2,224	246	442	2,912	603	611	1,214	199	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	663	1,547	263	453	2,926	1,104	7	—	1,111	117	45	162	6	4,205
Interest credited	235	132	—	2	369	668	13	375	1,056	—	—	—	—	1,425
Acquisition and operating expenses, net of deferrals	134	298	747	171	1,350	118	131	10	259	161	128	289	91	1,989
Amortization of deferred acquisition costs and intangibles	111	103	340	43	597	114	17	—	131	35	21	56	10	794
Interest expense	52	—	—	—	52	3	—	—	3	—	—	—	238	293

Total benefits and expenses	1,195	2,080	1,350	669	5,294	2,007	168	385	2,560	313	194	507	345	8,706

INCOME (LOSS) BEFORE INCOME TAXES	428	267	142	48	885	217	78	57	352	290	417	707	(146)	1,798
Provision (benefit) for income taxes	153	95	52	17	317	66	19	20	105	52	148	200	(45)	577

SEGMENT NET INCOME (LOSS)	275	172	90	31	568	151	59	37	247	238	269	507	(101)	1,221
ADJUSTMENT TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	1

SEGMENT NET OPERATING INCOME (LOSS)	$275	$172	$90	$31	$568	$151	$59	$37	$247	$238	$269	$507	$(100)	$1,222

Effective tax rate (operating income)	35.7%	35.6%	36.6%	35.4%	35.8%	30.4%	24.4%	35.1%	29.8%	17.9%	35.5%	28.3%	30.6%	32.1%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Protection

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,116	$1,199	$1,174	$1,105	$4,594	$1,109	$1,133	$1,141	$1,138	$4,521
Net investment income	409	363	364	346	1,482	339	321	312	315	1,287
Net investment gains (losses)	1	2	(2)	4	5	—	—	—	—	—
Policy fees and other income	89	90	103	97	379	94	110	78	89	371

Total revenues	1,615	1,654	1,639	1,552	6,460	1,542	1,564	1,531	1,542	6,179

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	828	822	778	747	3,175	731	740	710	745	2,926
Interest credited	96	97	96	95	384	98	90	91	90	369
Acquisition and operating expenses, net of deferrals	303	356	350	330	1,339	336	332	352	330	1,350
Amortization of deferred acquisition costs and intangibles	107	106	153	122	488	121	163	161	152	597
Interest expense	48	34	34	25	141	19	13	11	9	52

Total benefits and expenses	1,382	1,415	1,411	1,319	5,527	1,305	1,338	1,325	1,326	5,294

INCOME BEFORE INCOME TAXES	233	239	228	233	933	237	226	206	216	885
Provision for income taxes	70	85	79	81	315	86	81	73	77	317

SEGMENT NET INCOME	163	154	149	152	618	151	145	133	139	568
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(2)	2	(3)	(4)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$162	$152	$151	$149	$614	$151	$145	$133	$139	$568

Effective tax rate (operating income)	30.2%	35.9%	34.3%	34.9%	33.8%	36.3%	35.8%	35.4%	35.6%	35.8%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Life

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$225	$228	$226	$221	$900	$207	$212	$193	$201	$813
Net investment income	156	146	146	138	586	134	122	116	121	493
Net investment gains (losses)	—	(3)	(1)	—	(4)	—	—	—	—	—
Policy fees and other income	82	74	86	83	325	80	94	65	78	317

Total revenues	463	445	457	442	1,807	421	428	374	400	1,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	178	183	171	183	715	158	168	165	172	663
Interest credited	59	59	60	60	238	59	59	58	59	235
Acquisition and operating expenses, net of deferrals	32	39	35	36	142	36	36	28	34	134
Amortization of deferred acquisition costs and intangibles	33	7	38	21	99	26	39	26	20	111
Interest expense	42	34	34	25	135	19	13	11	9	52

Total benefits and expenses	344	322	338	325	1,329	298	315	288	294	1,195

INCOME BEFORE INCOME TAXES	119	123	119	117	478	123	113	86	106	428
Provision for income taxes	36	45	43	43	167	44	40	31	38	153

SEGMENT NET INCOME	83	78	76	74	311	79	73	55	68	275
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	1	1	—	2	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$83	$79	$77	$74	$313	$79	$73	$55	$68	$275

Effective tax rate (operating income)	30.3%	37.3%	35.8%	36.8%	35.1%	35.8%	35.4%	36.0%	35.8%	35.7%

SALES:
Sales by Product:
Term Life	$33	$36	$37	$34	$140	$37	$38	$34	$29	$138
Universal Life:
Annualized first-year deposits	13	9	10	9	41	7	7	6	7	27
Excess deposits(1)	33	24	22	19	98	20	12	8	6	46

Total Universal Life	46	33	32	28	139	27	19	14	13	73

Total Sales	$79	$69	$69	$62	$279	$64	$57	$48	$42	$211

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$1	$1	$4	$1	$1	$1	$3	$6
Independent Producers	78	68	68	61	275	63	56	47	39	205

Total Sales	$79	$69	$69	$62	$279	$64	$57	$48	$42	$211

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Long-Term Care

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$490	$485	$458	$425	$1,858	$429	$412	$431	$408	$1,680
Net investment income	196	182	184	174	736	171	165	160	156	652
Net investment gains (losses)	1	5	(1)	4	9	—	—	—	—	—
Policy fees and other income	3	7	8	5	23	5	6	2	2	15

Total revenues	690	679	649	608	2,626	605	583	593	566	2,347

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	492	468	435	396	1,791	399	389	371	388	1,547
Interest credited	37	37	36	34	144	38	31	32	31	132
Acquisition and operating expenses, net of deferrals	89	88	93	81	351	79	80	74	65	298
Amortization of deferred acquisition costs and intangibles	18	23	28	26	95	22	19	45	17	103
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	636	616	592	537	2,381	538	519	522	501	2,080

INCOME BEFORE INCOME TAXES	54	63	57	71	245	67	64	71	65	267
Provision for income taxes	18	22	21	25	86	24	23	25	23	95

SEGMENT NET INCOME	36	41	36	46	159	43	41	46	42	172
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	1	(3)	(6)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$35	$38	$37	$43	$153	$43	$41	$46	$42	$172

Effective tax rate (operating income)	34.0%	34.5%	36.2%	35.8%	35.2%	35.8%	35.9%	35.2%	35.4%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$7	$6	$5	$6	$24	$5	$4	$5	$5	$19
Independent Producers	24	27	22	21	94	19	18	17	18	72
Dedicated Sales Specialist	11	11	14	14	50	14	16	16	15	61

Total Individual Long-Term Care	42	44	41	41	168	38	38	38	38	152

Group Long-Term Care	—	—	1	—	1	5	—	1	—	6
Medicare Supplement and Other A&H	7	7	9	7	30	3	3	3	3	12
Linked Benefit	3	—	—	—	3	—	—	—	—	—

Total Sales	$52	$51	$51	$48	$202	$46	$41	$42	$41	$170

Total Long-Term Care
Earned Premium	$423	$418	$407	$399	$1,647	$402	$389	$400	$381	$1,572
Loss Ratio(a)	71.5%	65.6%	64.4%	59.6%	65.4%	58.7%	64.0%	55.6%	65.1%	60.8%
Gross Benefits Ratio(b)	106.3%	99.1%	98.0%	92.7%	99.1%	94.1%	96.7%	87.3%	96.1%	93.5%
Medicare Supplement and A&H
Earned Premium	64	68	53	26	211	27	27	27	26	107
Loss Ratio(a)	60.7%	76.5%	67.6%	94.6%	71.4%	74.5%	46.1%	72.1%	79.0%	67.9%

Sales from our long-term care products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

(a)	We calculate the loss ratio for our products by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(b)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

		2006				2005
	Q4(a)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$226	$310	$322	$291	$1,149	$307	$343	$352	$367	$1,369
Net investment income	45	23	23	22	113	22	23	25	27	97
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	2	7	7	6	22	6	7	8	5	26

Total revenues	273	340	352	319	1,284	335	373	385	399	1,492

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	49	54	48	187	61	68	61	73	263
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	142	187	182	172	683	176	176	209	186	747
Amortization of deferred acquisition costs and intangibles	45	65	77	65	252	63	93	78	106	340
Interest expense	6	—	—	—	6	—	—	—	—	—

Total benefits and expenses	229	301	313	285	1,128	300	337	348	365	1,350

INCOME BEFORE INCOME TAXES	44	39	39	34	156	35	36	37	34	142
Provision for income taxes	11	13	10	9	43	14	13	13	12	52

SEGMENT NET INCOME	33	26	29	25	113	21	23	24	22	90
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(b)	$33	$26	$29	$25	$113	$21	$23	$24	$22	$90

Effective tax rate (operating income)	25.0%	33.3%	25.6%	26.5%	27.6%	40.0%	36.1%	35.1%	35.3%	36.6%

SALES:
Payment Protection:
Traditional indemnity premiums	$203	$424	$454	$389	$1,470	$394	$429	$474	$432	$1,729
Premium equivalents for administrative services only business	51	31	14	30	126	27	25	27	21	100
Reinsurance premiums assumed accounted for under the deposit method	437	97	32	—	566	—	—	—	—	—

Total Payment Protection	691	552	500	419	2,162	421	454	501	453	1,829
Mexican insurer	18	18	15	16	67	16	14	12	12	54

Total Sales(c)	$709	$570	$515	$435	$2,229	$437	$468	$513	$465	$1,883

Sales from our payment protection insurance business represent total written premiums, deposits and premium equivalents for third-party administered business, gross of ceded reinsurance and cancellations, during the specified period.

Beginning in 2006, our Mexican insurance operations were reported within the payment protection insurance business. All quarters presented have been revised to combine our Mexican insurance operations with payment protection insurance. The revision has also been made to reflect the impact on Corporate and Other where our Mexican insurance operations results were previously reported. Sales from our Mexican insurance operations represent net written premium, net of cancellations.

(a)	During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed arrangements were reclassified as deposits under the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 22 presents all 2006 and 2005 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income or segment net operating income for all periods presented.
(b)	Segment net operating income adjusted for foreign exchange for our payment protection insurance business was $31 million and $114 million for the three and twelve months ended December 31, 2006, respectively.
(c)	Sales adjusted for foreign exchange for our payment protection insurance business was $653 million and $2,207 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance (Supplemental Analysis)

(amounts in millions)

Prior Quarters Adjusted for Change in Accounting
		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$277	$287	$306	$279	$1,149	$292	$328	$343	$357	$1,320
Net investment income	29	31	28	25	113	25	26	28	30	109
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	8	3	5	6	22	6	7	8	5	26

Total revenues	314	321	339	310	1,284	323	361	379	392	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	41	48	44	187	56	65	58	75	254
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	151	183	179	170	683	165	162	200	173	700
Amortization of deferred acquisition costs and intangibles	64	56	72	60	252	67	98	84	110	359
Interest expense	1	2	1	2	6	—	—	—	—	—

Total benefits and expenses	270	282	300	276	1,128	288	325	342	358	1,313

INCOME BEFORE INCOME TAXES	44	39	39	34	156	35	36	37	34	142
Provision for income taxes	11	13	10	9	43	14	13	13	12	52
SEGMENT NET INCOME	33	26	29	25	113	21	23	24	22	90
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$33	$26	$29	$25	$113	$21	$23	$24	$22	$90

Effective tax rate (operating income)	25.0%	33.3%	25.6%	26.5%	27.6%	40.0%	36.1%	35.1%	35.3%	36.6%
SALES:
Payment Protection:
Traditional indemnity premiums	$476	$307	$369	$318	$1,470	$348	$383	$435	$399	$1,565
Premium equivalents for administrative services only business	51	31	14	30	126	27	25	27	21	100
Reinsurance premiums assumed accounted for under the deposit method	164	214	117	71	566	46	46	39	33	164

Total Payment Protection	691	552	500	419	2,162	421	454	501	453	1,829
Mexican insurer	18	18	15	16	67	16	14	12	12	54

Total Sales	$709	$570	$515	$435	$2,229	$437	$468	$513	$465	$1,883

Details of Premiums:
Continuing business	$271	$265	$269	$254	$1,059	$241	$248	$262	$266	$1,017
Travel and runoff block	6	22	37	25	90	51	80	81	91	303

Total Premiums	$277	$287	$306	$279	$1,149	$292	$328	$343	$357	$1,320

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed arrangements were reclassified as deposits under the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 21 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI’s sales, revenue and expense trends, the above represents all 2006 and 2005 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income or segment net operating income for all periods presented.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Group Life and Health

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$175	$176	$168	$168	$687	$166	$166	$165	$162	$659
Net investment income	12	12	11	12	47	12	11	11	11	45
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	2	2	2	3	9	3	3	3	4	13

Total revenues	189	190	181	183	743	181	180	179	177	717

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	122	122	118	120	482	113	115	113	112	453
Interest credited	—	1	—	1	2	1	—	1	—	2
Acquisition and operating expenses, net of deferrals	40	42	40	41	163	45	40	41	45	171
Amortization of deferred acquisition costs and intangibles	11	11	10	10	42	10	12	12	9	43
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	173	176	168	172	689	169	167	167	166	669

INCOME BEFORE INCOME TAXES	16	14	13	11	54	12	13	12	11	48
Provision for income taxes	5	5	5	4	19	4	5	4	4	17
SEGMENT NET INCOME	11	9	8	7	35	8	8	8	7	31
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$11	$9	$8	$7	$35	$8	$8	$8	$7	$31

Effective tax rate (operating income)	31.3%	35.7%	38.5%	36.4%	35.2%	33.3%	38.5%	33.3%	36.4%	35.4%

Sales by Distribution Channel:
Independent Producers	$61	$41	$44	$34	$180	$69	$37	$38	$30	$174

Sales from our group life and health insurance products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement Income and Investments

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855
Net investment income	488	475	487	465	1,915	493	455	432	433	1,813
Net investment gains (losses)	(7)	(8)	(45)	(9)	(69)	—	—	—	—	—
Policy fees and other income	104	85	84	77	350	63	61	62	58	244

Total revenues	731	762	726	713	2,932	737	705	735	735	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	223	284	267	241	1,015	255	247	301	308	1,111
Interest credited	292	286	282	278	1,138	276	274	256	250	1,056
Acquisition and operating expenses, net of deferrals	86	76	80	72	314	68	66	66	59	259
Amortization of deferred acquisition costs and intangibles	52	46	40	36	174	39	33	32	27	131
Interest expense	1	2	1	1	5	1	1	1	—	3

Total benefits and expenses	654	694	670	628	2,646	639	621	656	644	2,560

INCOME BEFORE INCOME TAXES	77	68	56	85	286	98	84	79	91	352
Provision for income taxes	14	20	19	30	83	30	25	19	31	105

SEGMENT NET INCOME	63	48	37	55	203	68	59	60	60	247
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	5	20	6	34	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$66	$53	$57	$61	$237	$68	$59	$60	$60	$247

Effective tax rate (operating income)	18.5%	28.4%	35.2%	35.1%	29.7%	30.6%	29.8%	24.1%	34.1%	29.8%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Spread-Based Retail

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855
Net investment income	325	326	336	329	1,316	361	338	322	331	1,352
Net investment gains (losses)	(8)	(6)	(42)	(7)	(63)	—	—	—	—	—
Policy fees and other income	4	6	7	6	23	5	4	5	3	17

Total revenues	467	536	501	508	2,012	547	531	568	578	2,224

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	220	281	264	240	1,005	255	245	297	307	1,104
Interest credited	150	155	155	160	620	165	172	166	165	668
Acquisition and operating expenses, net of deferrals	25	27	29	27	108	28	29	31	30	118
Amortization of deferred acquisition costs and intangibles	46	39	34	31	150	34	28	28	24	114
Interest expense	1	2	1	1	5	1	1	1	—	3

Total benefits and expenses	442	504	483	459	1,888	483	475	523	526	2,007

INCOME BEFORE INCOME TAXES	25	32	18	49	124	64	56	45	52	217
Provision (benefit) for income taxes	(2)	12	7	18	35	21	17	10	18	66

SEGMENT NET INCOME	27	20	11	31	89	43	39	35	34	151
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	4	3	18	5	30	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$31	$23	$29	$36	$119	$43	$39	$35	$34	$151

Effective tax rate (operating income)	-3.3%	36.1%	38.3%	35.7%	29.6%	32.8%	30.4%	22.2%	34.6%	30.4%

SALES:
Sales by Product:
Structured Settlements	$10	$37	$43	$47	$137	$51	$50	$93	$153	$347
Single Premium Immediate Annuities	228	250	215	200	893	193	190	164	166	713
Fixed Annuities	202	360	261	189	1,012	343	378	686	364	1,771

Total Sales	$440	$647	$519	$436	$2,042	$587	$618	$943	$683	$2,831

Sales by Distribution Channel:
Financial Intermediaries	$322	$517	$409	$323	$1,571	$467	$487	$771	$441	$2,166
Independent Producers	108	112	106	107	433	113	124	164	230	631
Dedicated Sales Specialists	10	18	4	6	38	7	7	8	12	34

Total Sales	$440	$647	$519	$436	$2,042	$587	$618	$943	$683	$2,831

Premiums by Product:
Single Premium Immediate Annuities	$137	$178	$160	$129	$604	$144	$129	$139	$141	$553
Structured Settlements	9	32	40	51	132	37	60	102	103	302

Total Premiums	$146	$210	$200	$180	$736	$181	$189	$241	$244	$855

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Fee-Based

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:					.
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6	5	6	4	21	6	4	5	4	19
Net investment gains (losses)	1	(1)	—	—	—	—	—	—	—	—
Policy fees and other income	100	79	77	71	327	58	57	57	55	227

Total revenues	107	83	83	75	348	64	61	62	59	246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	3	3	1	10	—	2	4	1	7
Interest credited	3	3	4	4	14	5	1	4	3	13
Acquisition and operating expenses, net of deferrals	59	47	49	43	198	36	35	33	27	131
Amortization of deferred acquisition costs and intangibles	6	6	6	5	23	5	5	4	3	17
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	71	59	62	53	245	46	43	45	34	168

INCOME BEFORE INCOME TAXES	36	24	21	22	103	18	18	17	25	78
Provision for income taxes	10	4	6	7	27	4	4	3	8	19

SEGMENT NET INCOME	26	20	15	15	76	14	14	14	17	59
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$25	$21	$15	$15	$76	$14	$14	$14	$17	$59

Effective tax rate (operating income)	28.6%	16.0%	28.6%	31.8%	26.2%	22.2%	22.2%	17.6%	32.0%	24.4%

Sales by Product:
Income Distribution Series(1)	$400	$327	$307	$264	$1,298	$201	$99	$95	$86	$481
Traditional Variable Annuities	130	111	140	138	519	134	142	159	178	613
Variable Life	3	3	1	4	11	3	3	5	3	14
Managed Money	1,217	602	643	582	3,044	473	429	378	323	1,603

Total Sales	$1,750	$1,043	$1,091	$988	$4,872	$811	$673	$637	$590	$2,711

Sales by Distribution Channel:
Financial Intermediaries	$498	$408	$420	$375	$1,701	$308	$221	$243	$247	$1,019
Independent Producers	994	385	426	308	2,113	236	218	228	202	884
Dedicated Sales Specialist	258	250	245	305	1,058	267	234	166	141	808

Total Sales	$1,750	$1,043	$1,091	$988	$4,872	$811	$673	$637	$590	$2,711

Sales from our fee-based products represent new and additional premiums/deposits.

(1)	Income Distribution Series products are comprised of our retirement income and annuity product and variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Spread-Based Institutional

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	157	144	145	132	578	126	113	105	98	442
Net investment gains (losses)	—	(1)	(3)	(2)	(6)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	—	—	—	—	—

Total revenues	157	143	142	130	572	126	113	105	98	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	139	128	123	114	504	106	101	86	82	375
Acquisition and operating expenses, net of deferrals	2	2	2	2	8	4	2	2	2	10
Amortization of deferred acquisition costs and intangibles	—	1	—	—	1	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	141	131	125	116	513	110	103	88	84	385

INCOME BEFORE INCOME TAXES	16	12	17	14	59	16	10	17	14	57
Provision for income taxes	6	4	6	5	21	5	4	6	5	20

SEGMENT NET INCOME	10	8	11	9	38	11	6	11	9	37
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	1	2	1	4	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$10	$9	$13	$10	$42	$11	$6	$11	$9	$37

Effective tax rate (operating income)	37.5%	30.8%	35.0%	37.5%	35.4%	31.3%	40.0%	35.3%	35.7%	35.1%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$85	$146	$29	$57	$317	$31	$81	$105	$49	$266
Funding Agreements Backing Notes	800	450	300	700	2,250	500	1,000	150	300	1,950
Funding Agreements	—	—	50	—	50	—	—	100	—	100

Total Sales	$885	$596	$379	$757	$2,617	$531	$1,081	$355	$349	$2,316

Sales from our spread-based institutional products represent new and additional premiums/deposits. These products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$356	$262	$267	$247	$1,132	$229	$218	$220	$215	$882
Net investment income	90	86	85	80	341	77	73	68	69	287
Net investment gains (losses)	5	—	1	1	7	—	—	—	—	—
Policy fees and other income	5	8	11	7	31	11	12	12	10	45

Total revenues	456	356	364	335	1,511	317	303	300	294	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	121	76	50	46	293	66	36	39	21	162
Acquisition and operating expenses, net of deferrals	76	76	76	68	296	74	81	75	59	289
Amortization of deferred acquisition costs and intangibles	16	17	13	15	61	14	18	13	11	56

Total benefits and expenses	213	169	139	129	650	154	135	127	91	507

INCOME BEFORE INCOME TAXES	243	187	225	206	861	163	168	173	203	707
Provision for income taxes	71	53	62	57	243	44	42	52	62	200

SEGMENT NET INCOME	172	134	163	149	618	119	126	121	141	507
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(1)	—	(4)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$169	$134	$162	$149	$614	$119	$126	$121	$141	$507

Effective tax rate (operating income)	29.0%	28.3%	27.7%	27.3%	28.1%	27.0%	25.0%	30.1%	30.5%	28.3%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$136	$118	$116	$116	$486	$112	$111	$113	$111	$447
Net investment income	34	34	37	35	140	33	34	32	31	130
Net investment gains (losses)	4	1	1	—	6	—	—	—	—	—
Policy fees and other income	4	5	6	4	19	6	6	7	7	26

Total revenues	178	158	160	155	651	151	151	152	149	603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	44	24	19	141	50	27	25	15	117
Acquisition and operating expenses, net of deferrals	30	35	32	32	129	38	49	40	34	161
Amortization of deferred acquisition costs and intangibles	6	9	7	8	30	9	13	7	6	35

Total benefits and expenses	90	88	63	59	300	97	89	72	55	313

INCOME BEFORE INCOME TAXES	88	70	97	96	351	54	62	80	94	290
Provision for income taxes	24	17	24	24	89	7	4	19	22	52

SEGMENT NET INCOME	64	53	73	72	262	47	58	61	72	238
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(1)	—	(3)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$62	$53	$72	$72	$259	$47	$58	$61	$72	$238

Effective tax rate (operating income)	26.2%	23.2%	25.0%	25.0%	24.9%	13.0%	6.5%	23.8%	23.4%	17.9%

SALES:
New Insurance Written (NIW):
Flow	$7,211	$6,951	$6,651	$5,544	$26,357	$6,567	$7,073	$6,533	$4,983	$25,156
Bulk	8,113	1,172	1,462	1,258	12,005	62	147	687	683	1,579
Pool	261	74	63	41	439	61	—	—	—	61

Total U.S. Mortgage NIW	$15,585	$8,197	$8,176	$6,843	$38,801	$6,690	$7,220	$7,220	$5,666	$26,796

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—International Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$220	$144	$151	$131	$646	$117	$107	$107	$104	$435
Net investment income	56	52	48	45	201	44	39	36	38	157
Net investment gains (losses)	1	(1)	—	1	1	—	—	—	—	—
Policy fees and other income	1	3	5	3	12	5	6	5	3	19

Total revenues	278	198	204	180	860	166	152	148	145	611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	67	32	26	27	152	16	9	14	6	45
Acquisition and operating expenses, net of deferrals	46	41	44	36	167	36	32	35	25	128
Amortization of deferred acquisition costs and intangibles	10	8	6	7	31	5	5	6	5	21

Total benefits and expenses	123	81	76	70	350	57	46	55	36	194

INCOME BEFORE INCOME TAXES	155	117	128	110	510	109	106	93	109	417
Provision for income taxes	47	36	38	33	154	37	38	33	40	148

SEGMENT NET INCOME	108	81	90	77	356	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$107	$81	$90	$77	$355	$72	$68	$60	$69	$269

Effective tax rate (operating income)	30.5%	31.4%	29.7%	29.4%	30.3%	33.9%	35.8%	35.5%	36.7%	35.5%

SEGMENT NET OPERATING INCOME BY PLATFORM:
Australia(a)	$46	$26	$35	$30	$137	$24	$28	$25	$29	$106
Canada(b)	57	54	51	46	208	46	38	35	34	153
Europe and Rest of World(C)	4	1	4	1	10	2	2	—	6	10

SEGMENT NET OPERATING INCOME	107	81	90	77	355	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments	1	—	—	—	1	—	—	—	—	—

SEGMENT NET INCOME	$108	$81	$90	$77	$356	$72	$68	$60	$69	$269

SALES:
New Insurance Written (NIW):
Flow	$21,741	$23,295	$19,990	$19,714	$84,740	$19,230	$18,556	$14,070	$12,743	$64,599
Bulk	3,843	5,379	1,677	667	11,566	2,650	2,474	7,333	1,500	13,957

Total International Mortgage NIW(d)	$25,584	$28,674	$21,667	$20,381	$96,306	$21,880	$21,030	$21,403	$14,243	$78,556

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(a)	Segment net operating income for our Australia platform adjusted for foreign exchange was $44 million and $139 million for the three and twelve months ended December 31, 2006, respectively.

(b)	Segment net operating income for our Canada platform adjusted for foreign exchange was $56 million and $194 million for the three and twelve months ended December 31, 2006, respectively.

(c)	Segment net operating income for our Europe and Rest of World platform adjusted for foreign exchange was $3 million and $9 million for the three and twelve months ended December 31, 2006, respectively.

(d)	Sales adjusted for foreign exchange was $24,459 million and $94,896 million for the three and twelve months ended December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Net Loss and Net Operating Loss—Corporate and Other

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$2	$9	$7	$7	$25	$12	$7	$12	$8	$39
Net investment income	29	20	17	33	99	32	53	30	34	149
Net investment gains (losses)	9	—	(3)	(18)	(12)	11	(7)	—	(6)	(2)
Policy fees and other income	4	3	4	3	14	4	3	2	4	13

Total revenues	44	32	25	25	126	59	56	44	40	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(1)	1	1	1	2	1	3	1	1	6
Acquisition and operating expenses, net of deferrals	19	25	15	5	64	35	27	30	(1)	91
Amortization of deferred acquisition costs and intangibles	1	1	1	1	4	2	3	2	3	10
Interest expense	58	51	53	56	218	60	58	57	63	238

Total benefits and expenses	77	78	70	63	288	98	91	90	66	345

LOSS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	(33)	(46)	(45)	(38)	(162)	(39)	(35)	(46)	(26)	(146)
Benefit from income taxes	(8)	(14)	(13)	(12)	(47)	(8)	(12)	(17)	(8)	(45)

NET LOSS BEFORE ACCOUNTING CHANGE	(25)	(32)	(32)	(26)	(115)	(31)	(23)	(29)	(18)	(101)
Cumulative effect of accounting change, net of taxes	—	—	—	4	4	—	—	—	—	—

NET LOSS	(25)	(32)	(32)	(22)	(111)	(31)	(23)	(29)	(18)	(101)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	—	1	12	8	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	—	(4)	(4)	—	—	—	—	—

NET OPERATING LOSS	$(30)	$(32)	$(31)	$(14)	$(107)	$(38)	$(19)	$(29)	$(14)	$(100)

Effective tax rate (operating income)	28.6%	30.4%	26.2%	30.0%	28.7%	24.0%	32.1%	37.0%	30.0%	30.6%

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public	$24,953	35%	$24,608	36%	$23,431	36%	$24,118	36%	$25,184	37%
Other private	10,752	15	10,577	15	10,302	16	10,272	15	10,200	15
Mortgage and asset-backed	14,717	20	13,448	19	12,915	19	13,464	20	12,803	19
Tax exempt	2,231	3	2,720	4	2,802	4	2,900	4	2,886	4
Non-investment grade	2,795	4	2,927	4	2,866	4	2,805	4	2,864	4
Equity securities:
Common stocks and mutual funds	52	—	45	—	44	—	45	—	54	—
Preferred stocks	145	—	147	—	143	—	148	—	152	—
Commercial mortgage loans	8,491	12	8,315	12	8,203	12	7,854	12	7,558	11
Policy loans	1,494	2	1,498	2	1,485	2	1,362	2	1,350	2
Restricted investments held by securitization entities	—	—	—	—	—	—	—	—	685	1
Cash, cash equivalents and short-term investments	2,482	3	2,307	3	2,353	5	1,962	3	1,900	3
Securities lending	2,277	3	1,618	3	935	1	1,597	2	1,820	3
Other invested assets	1,556	3	1,427	2	903	1	1,088	2	1,329	1

Total invested assets and cash	$71,945	100%	$69,637	100%	$66,382	100%	$67,615	100%	$68,785	100%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Investments Summary (continued)

(amounts in millions)

		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$30,485	76%	$29,776	74%	$28,641	74%	$29,269	73%	$29,295	72%
2	Baa	7,639	19	8,124	20	7,910	20	8,512	22	9,072	23
3	Ba	1,333	3	1,437	4	1,442	4	1,504	4	1,466	4
4	B	618	2	656	2	625	2	548	1	557	1
5	Caa and lower	76	—	22	—	25	—	81	—	79	—
6	In or near default	9	—	9	—	9	—	9	—	13	—
Not rated	Not rated	—	—	—	—	—	—	5	—	57	—

	Total public fixed maturities	$40,160	100%	$40,024	100%	$38,652	100%	$39,928	100%	$40,539	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$8,970	59%	$8,046	57%	$7,603	56%	$7,707	57%	$7,452	56%
2	Baa	5,558	36	5,408	38	5,297	39	5,266	39	5,252	39
3	Ba	597	4	606	4	549	4	450	3	470	4
4	B	132	1	172	1	163	1	161	1	157	1
5	Caa and lower	6	—	12	—	12	—	13	—	16	—
6	In or near default	7	—	11	—	39	—	34	—	34	—
Not rated	Not rated	18	—	1	—	1	—	—	—	17	—

	Total private fixed maturities	$15,288	100%	$14,256	100%	$13,664	100%	$13,631	100%	$13,398	100%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$888	2%	$715	1%	$688	1%	$657	1%	$805	2%
Tax exempt	2,231	4	2,720	5	2,803	5	2,900	6	2,890	6
Foreign government	1,765	3	1,771	4	1,842	4	1,825	4	1,806	3
U.S. corporate	25,008	45	25,082	46	24,398	47	25,314	47	26,122	48
Foreign corporate	10,741	19	10,442	19	9,561	18	9,291	17	9,390	17
Mortgage-backed	9,406	17	8,701	16	8,324	16	8,836	16	8,834	16
Asset-backed	5,409	10	4,849	9	4,700	9	4,736	9	4,090	8

Total fixed maturities	$55,448	100%	$54,280	100%	$52,316	100%	$53,559	100%	$53,937	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$12,594	35%	$11,956	34%	$11,323	33%	$11,617	33%	$11,385	32%
Utilities and energy	6,313	18	6,424	18	6,151	18	6,552	19	6,836	19
Consumer—non cyclical	4,190	12	4,273	12	4,137	12	4,477	13	4,632	13
Consumer—cyclical	2,524	7	2,494	7	2,442	7	2,328	7	2,642	7
Capital goods	2,148	6	1,985	6	1,871	6	1,833	5	2,043	6
Industrial	1,803	5	2,040	6	2,068	6	2,064	6	2,141	6
Technology and communications	2,489	7	2,517	7	2,453	7	2,530	7	2,424	7
Transportation	1,250	3	1,256	3	1,227	4	1,237	4	1,325	4
Other	2,438	7	2,579	7	2,287	7	1,967	6	2,084	6

Total	$35,749	100%	$35,524	100%	$33,959	100%	$34,605	100%	$35,512	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,351	4%	$2,915	5%	$2,879	5%	$2,750	5%	$2,812	5%
Due after one year through five years	10,632	19	10,164	19	9,715	19	9,923	19	10,129	19
Due after five years through ten years	10,043	18	10,440	19	10,426	20	10,723	20	11,218	21
Due after ten years	17,607	32	17,211	32	16,272	31	16,591	31	16,854	31

Subtotal	40,633	73	40,730	75	39,292	75	39,987	75	41,013	76
Mortgage and asset-backed	14,815	27	13,550	25	13,024	25	13,572	25	12,924	24

Total fixed maturities	$55,448	100%	$54,280	100%	$52,316	100%	$53,559	100%	$53,937	100%

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,353	28%	$2,404	29%	$2,391	29%	$2,285	29%	$2,272	30%
South Atlantic	1,844	22	1,768	21	1,747	21	1,668	21	1,586	21
Middle Atlantic	1,129	13	1,131	14	1,119	14	1,113	14	1,088	14
East North Central	841	10	834	10	840	10	868	11	794	11
Mountain	833	10	778	9	737	9	612	8	580	8
West South Central	358	4	332	4	366	4	345	4	336	4
West North Central	538	6	534	6	477	6	450	6	440	6
East South Central	285	3	310	4	307	4	292	4	280	4
New England	310	4	224	3	219	3	221	3	182	2

Total	$8,491	100%	$8,315	100%	$8,203	100%	$7,854	100%	$7,558	100%

Property Type
Office	$2,338	27%	$2,353	28%	$2,371	29%	$2,293	29%	$2,197	29%
Industrial	2,252	26	2,226	27	2,211	27	2,176	28	2,109	28
Retail	2,259	27	2,213	27	2,144	26	2,103	27	2,092	28
Apartments	994	12	1,002	12	983	12	952	12	833	11
Mixed use/other	648	8	521	6	494	6	330	4	327	4

Total	$8,491	100%	$8,315	100%	$8,203	100%	$7,854	100%	$7,558	100%

	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,658	43%	$3,645	44%	$3,588	43%	$3,514	45%	$3,407	45%
$5 million but less than $10 million	1,918	23	1,878	22	1,903	23	1,854	23	1,831	24
$10 million but less than $20 million	1,638	19	1,640	20	1,537	19	1,498	19	1,427	19
$20 million but less than $30 million	507	6	558	7	548	7	525	7	448	6
$30 million and over	781	9	603	7	635	8	487	6	469	6

Total	$8,502	100%	$8,324	100%	$8,211	100%	$7,878	100%	$7,582	100%

	December 31, 2006	December 31, 2005
Allowance for Losses on Commercial Mortgage Loans
Balance, beginning of year	$31	$52
Provisions	1	11
Releases	(17)	(32)

Balance, end of year	$15	$31

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$789	$735	$731	$719	$2,974	$706	$690	$658	$665	$2,719
Fixed maturities—non-taxable	28	32	31	31	122	32	31	32	33	128
Commercial mortgage loans	129	126	138	121	514	145	116	98	98	457
Equity securities	3	6	7	7	23	7	6	6	6	25
Other investments	19	9	12	11	51	12	25	19	17	73
Policy loans	34	32	32	30	128	30	27	27	26	110
Restricted investments held by securitization entities	—	—	—	7	7	11	12	13	14	50
Cash, cash equivalents and short-term investments	35	23	20	17	95	18	13	5	9	45

Gross investment income before expenses and fees	1,037	963	971	943	3,914	961	920	858	868	3,607

Expenses and fees	(21)	(19)	(18)	(19)	(77)	(20)	(18)	(16)	(17)	(71)

Net investment income	$1,016	$944	$953	$924	$3,837	$941	$902	$842	$851	$3,536

Annualized Yields
Fixed maturities—taxable(1)	6.1%	5.8%	5.8%	5.7%	5.8%	5.7%	5.7%	5.4%	5.5%	5.6%
Fixed maturities—non-taxable	4.8%	4.7%	4.5%	4.4%	4.7%	4.5%	4.5%	4.5%	4.5%	4.5%
Commercial mortgage loans	6.1%	6.1%	6.9%	6.3%	6.4%	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	8.0%	15.9%	16.1%	12.3%	12.3%	9.4%	0.3%	8.6%	8.8%	8.9%
Other investments	12.2%	6.7%	10.3%	10.5%	9.9%	5.3%	9.9%	8.6%	8.5%	8.1%
Policy loans	9.0%	8.5%	9.1%	8.8%	8.9%	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	—	—	—	8.2%	5.1%	6.2%	6.3%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	5.8%	4.0%	3.6%	3.6%	4.3%	3.9%	3.0%	1.4%	1.9%	2.5%

Gross investment income before expenses and fees	6.1%	5.8%	5.9%	5.7%	5.9%	5.9%	5.8%	5.5%	5.6%	5.7%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	6.0%	5.7%	5.8%	5.6%	5.8%	5.8%	5.7%	5.4%	5.5%	5.6%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)	Includes a $22 million adjustment in the fourth quarter of 2006 related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the current quarter to reflect deposit accounting.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$429,803	$422,163	$409,103	$393,812	$379,378	$366,131	$350,224	$337,927
Life insurance in-force before reinsurance	$595,045	$583,780	$571,014	$554,472	$540,257	$525,264	$508,330	$494,431

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$40,669	$41,595	$40,850	$40,890	$40,711	$41,722	$42,110	$42,428
Life insurance in-force before reinsurance	$49,572	$49,337	$49,207	$49,335	$49,353	$49,613	$49,846	$50,805

Total life insurance
Life insurance in-force, net of reinsurance	$470,472	$463,758	$449,953	$434,702	$420,089	$407,853	$392,334	$380,355
Life insurance in-force before reinsurance	$644,617	$633,117	$620,221	$603,807	$589,610	$574,877	$558,176	$545,236

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Retail

Fixed Annuities
Account value, net of reinsurance, beginning of period	$14,449	$14,835	$15,241	$15,547	$15,676	$15,540	$15,214	$15,113
Deposits	245	424	326	267	356	530	699	285
Interest credited	133	137	139	145	151	154	150	150
Surrenders, benefits and product charges	(855)	(947)	(871)	(718)	(636)	(548)	(523)	(334)

Account value, net of reinsurance, end of period	13,972	14,449	14,835	15,241	15,547	15,676	15,540	15,214

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,064	5,888	5,772	5,680	5,578	5,488	5,415	5,344
Premiums and deposits	269	294	290	250	240	230	215	212
Interest credited	83	82	78	80	79	77	80	77
Surrenders, benefits and product charges	(242)	(200)	(252)	(238)	(217)	(217)	(222)	(218)

Account value, net of reinsurance, end of period	6,174	6,064	5,888	5,772	5,680	5,578	5,488	5,415

Structured Settlements
Account value, net of reinsurance, beginning of period	1,003	966	925	871	831	765	653	533
Premiums and deposits	9	37	45	58	41	69	116	124
Interest credited	14	14	13	12	12	11	11	11
Surrenders, benefits and product charges	(15)	(14)	(17)	(16)	(13)	(14)	(15)	(15)

Account value, net of reinsurance, end of period	1,011	1,003	966	925	871	831	765	653

Total Spread-Based Retail, net of reinsurance	$21,157	$21,516	$21,689	$21,938	$22,098	$22,085	$21,793	$21,282

Spread-Based Institutional

GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$9,812	$9,886	$9,766	$9,777	$9,998	$9,162	$9,408	$9,541
Deposits	971	676	498	980	587	1,402	871	841
Interest credited	139	128	123	114	107	101	86	82
Surrenders and benefits	(439)	(878)	(501)	(1,105)	(915)	(667)	(1,203)	(1,056)

Account value, end of period	10,483	9,812	9,886	9,766	9,777	9,998	9,162	9,408

Total Spread-Based Retail and Institutional	$31,640	$31,328	$31,575	$31,704	$31,875	$32,083	$30,955	$30,690

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Fee-Based
Income Distribution Series
Account value, net of reinsurance, beginning of period	$1,929	$1,555	$1,235	$911	$747	$634	$540	$462
Deposits	411	334	350	281	170	109	92	85
Interest credited and investment performance	105	68	(5)	59	6	13	8	(4)
Surrenders, benefits and product charges	(43)	(28)	(25)	(16)	(12)	(9)	(6)	(3)

Account value, net of reinsurance, end of period	2,402	1,929	1,555	1,235	911	747	634	540

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,585	1,458	1,360	1,182	1,048	902	747	632
Deposits	126	105	147	132	123	137	145	143
Interest credited and investment performance	104	54	(19)	78	32	35	29	(13)
Surrenders, benefits and product charges	(35)	(32)	(30)	(32)	(21)	(26)	(19)	(15)

Account value, net of reinsurance, end of period	1,780	1,585	1,458	1,360	1,182	1,048	902	747

Variable Life Insurance
Account value, beginning of the period	371	367	377	363	355	347	335	345
Deposits	7	7	7	9	8	7	11	8
Interest credited and investment performance	23	10	(5)	18	12	13	11	(11)
Surrenders, benefits and product charges	(10)	(13)	(12)	(13)	(12)	(12)	(10)	(7)

Account value, end of period	391	371	367	377	363	355	347	335

Managed Money
Account value, beginning of the period	6,766	6,143	5,824	5,180	4,777	4,335	4,046	3,973
Acquisitions(1)	9,065	—	—	—	—	—	—	—
Deposits	1,217	602	643	582	473	429	359	324
Interest credited and investment performance	710	154	(159)	254	72	160	58	(96)
Surrenders, benefits and product charges	(465)	(133)	(165)	(192)	(142)	(147)	(128)	(155)

Account value, end of period	17,293	6,766	6,143	5,824	5,180	4,777	4,335	4,046

Total Fee-Based Assets Under Management	$21,866	$10,651	$9,523	$8,796	$7,636	$6,927	$6,218	$5,668

Assets Under Management, Net of Reinsurance	$53,506	$41,979	$41,098	$40,500	$39,511	$39,010	$37,173	$36,358

Reinsured Products
Account value, beginning of period	$19,856	$20,089	$20,817	$21,004	$21,293	$21,542	$21,789	$22,291
Deposits	5	6	10	11	7	15	32	37
Interest credited and investment performance	663	447	(5)	643	416	496	433	60
Surrenders, benefits and product charges	(680)	(686)	(733)	(841)	(712)	(760)	(712)	(599)

Account value, end of period	$19,844	$19,856	$20,089	$20,817	$21,004	$21,293	$21,542	$21,789

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,065 million.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Institutional Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional
Guaranteed Investment Contracts	$2,241	$2,373	$2,619	$2,849	$3,142	$3,217	$3,264	$3,302
Funding agreements backing notes	5,544	4,741	4,569	4,270	3,957	4,054	3,172	3,381
Funding agreements	2,698	2,698	2,698	2,647	2,678	2,727	2,726	2,725

	$10,483	$9,812	$9,886	$9,766	$9,777	$9,998	$9,162	$9,408

Funding agreements by liquidity provisions:
90 day	$425	$425	$425	$425	$558	$858	$1,108	$1,308
180 day	450	450	450	450	450	550	350	150
No put	1,235	1,235	1,485	1,485	1,385	1,035	985	1,010
13 month rolling maturity	575	575	325	275	275	275	275	250
Accrued interest	13	13	13	12	10	9	8	7

Total funding agreements	$2,698	$2,698	$2,698	$2,647	$2,678	$2,727	$2,726	$2,725

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
New Insurance Written	$15,600	$8,200	$8,200	$6,800	$38,800	$6,700	$7,200	$7,200	$5,700	$26,800

Net Premiums Written	$138	$121	$119	$115	$493	$112	$112	$111	$109	$444

New Risk Written
Flow	$1,776	$1,773	$1,697	$1,404	$6,650	$1,667	$1,820	$1,713	$1,263	$6,463
Bulk	257	40	41	102	440	2	10	19	9	40

Total Primary	2,033	1,813	1,738	1,506	7,090	1,669	1,830	1,732	1,272	6,503
Pool	9	3	2	2	16	2	—	—	—	2

Total New Risk Written	$2,042	$1,816	$1,740	$1,508	$7,106	$1,671	$1,830	$1,732	$1,272	$6,505

Loss Ratio(a)	40%	37%	21%	16%	29%	45%	24%	22%	14%	26%

Expense Ratio(b)	26%	36%	33%	35%	32%	42%	55%	42%	37%	44%

Primary Insurance In-force	$113,400	$104,000	$102,000	$100,500		$100,200	$101,900	$104,300	$106,000

Risk In-force
Flow	$22,484	$21,962	$21,555	$21,328		$21,375	$21,500	$21,848	$22,103
Bulk	783	534	498	460		363	370	369	284

Total Primary	23,267	22,496	22,053	21,788		21,738	21,870	22,217	22,387
Pool	452	468	494	516		554	590	643	682

Total Risk In-force	$23,719	$22,964	$22,547	$22,304		$22,292	$22,460	$22,860	$23,069

(a)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(b)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(dollar amounts in millions)

		2006			2005
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	91%	91%	92%	92%	92%	92%	92%	92%
Flow by FICO Scores 575-619	7%	7%	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	97%	95%	95%	94%	96%	95%	95%	92%
Bulk by FICO Scores 575-619	2%	3%	3%	4%	2%	3%	3%	4%
Bulk by FICO Scores <575	1%	2%	2%	2%	2%	2%	2%	4%
Primary A minus and sub-prime	11.2%	11.1%	10.8%	10.6%	10.4%	10.1%	9.9%	9.9%

Primary Loans
Primary total loans in-force	778,311	744,867	740,091	740,562	744,970	763,988	786,959	804,839
Primary total loans in default	24,296	23,083	22,069	23,127	27,391	24,478	23,613	24,376
Primary loans total default rate	3.1%	3.1%	3.0%	3.1%	3.7%	3.2%	3.0%	3.0%

Flow loans in default	22,966	22,001	21,021	22,070	26,163	23,284	22,392	22,891
Flow loans default rate	3.6%	3.5%	3.3%	3.5%	4.1%	3.5%	3.3%	3.3%

Bulk loans in default	1,330	1,082	1,048	1,057	1,228	1,194	1,221	1,485
Bulk loans default rate	1.0%	1.0%	0.9%	1.0%	1.2%	1.1%	1.1%	1.4%

A minus and sub-prime loans in default	7,258	6,773	6,185	6,064	7,072	6,420	5,930	6,058
A minus and sub-prime loans default rate	9.6%	9.3%	8.8%	8.8%	10.5%	9.6%	8.9%	8.9%

Pool Loans
Pool loans in default	402	446	477	500	597	542	597	648
Pool loans default rate	1.9%	2.5%	2.6%	2.7%	3.1%	2.7%	2.8%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	$36.0	$36.0	$32.2	$30.6	$33.8	$34.0	$37.9	$39.6
Pool Claims Paid (includes LAE)	$0.2	$—	$0.4	$0.1	$0.1	$—	$0.2	$0.1
Primary Average Claim Severity	99%	98%	95%	96%	95%	94%	95%	95%

Other Measures
Flow Persistency(a)	76%	74%	71%	72%	68%	59%	63%	66%
Gross written premiums ceded to captives/total direct written premiums	23%	23%	24%	24%	24%	24%	24%	25%
Risk to capital ratio (b)	8.6:1	7.9:1	8.0:1	8.1:1	8.2:1	8.6:1	8.9:1	9.4:1

(a)	Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconciliations, flow persistency would be 71% and 65% for the three months ended March 31, 2006 and December 31, 2005, respectively. All other periods shown were unaffected.

(b)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Primary Risk In-force and Primary Default Rate

by Region and State

	December 31, 2006		December 31, 2005
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	26%	3.36%	25%	4.03%
South Central(2)	17	3.18%	17	4.91%
Northeast(3)	13	3.34%	14	3.66%
North Central(4)	12	2.80%	12	2.84%
Great Lakes(5)	10	4.75%	9	4.96%
Pacific(6)	8	1.44%	9	1.79%
Plains(7)	6	2.52%	6	2.60%
New England(8)	4	2.66%	4	2.56%
Mid-Atlantic(9)	4	2.21%	4	2.52%

Total	100%	3.12%	100%	3.68%

By State
Florida	9%	2.17%	9%	2.43%
Texas	7%	3.89%	7%	5.09%
New York	6%	2.59%	6%	2.87%
Illinois	5%	3.08%	5%	3.16%
Georgia	4%	4.22%	4%	4.51%
North Carolina	4%	4.04%	4%	4.51%
Pennsylvania	4%	4.47%	4%	4.83%
Ohio	4%	4.96%	4%	5.40%
New Jersey	3%	3.14%	3%	3.36%
California	3%	0.99%	3%	1.14%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Indiana, Kentucky, Michigan and Ohio
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
New Insurance Written
Canada(a)	$6,800	$10,800	$6,200	$4,000	$27,800	$7,400	$5,900	$4,600	$3,300	$21,200
Australia(b)	10,600	12,500	9,600	12,400	45,100	10,400	12,200	11,400	9,200	43,200
Europe and Rest of World(c)	8,200	5,400	5,900	4,000	23,500	4,100	2,900	5,400	1,700	14,100

Total International New Insurance Written	$25,600	$28,700	$21,700	$20,400	$96,400	$21,900	$21,000	$21,400	$14,200	$78,500

Net Premiums Written	$282	$311	$244	$204	$1,041	$212	$204	$168	$137	$721

Loss Ratio(d)
Canada	16%	14%	7%	16%	13%	12%	10%	13%	15%	12%
Australia	47%	37%	30%	29%	38%	20%	5%	13%	-14%	7%
Europe and Rest of World	6%	18%	15%	14%	13%	9%	9%	11%	17%	12%
Total International Loss Ratio	30%	22%	17%	21%	24%	14%	8%	13%	6%	10%

Expense Ratio(e)
Canada	13%	11%	18%	23%	15%	16%	15%	17%	19%	16%
Australia	22%	13%	15%	14%	16%	13%	14%	16%	15%	14%
Europe and Rest of World	34%	43%	34%	41%	37%	50%	52%	90%	79%	63%
Total International Expense Ratio	20%	16%	20%	21%	19%	19%	18%	24%	22%	21%

Primary Insurance In-force
Canada	$113,200	$112,200	$101,900	$92,800		$89,300	$81,000	$71,500	$77,100
Australia	174,100	167,300	133,100	133,600		127,300	123,800	114,900	110,800
Europe and Rest of World	44,700	40,100	36,600	30,400		27,600	26,200	23,800	22,000

Total International Primary Insurance In-force	$332,000	$319,600	$271,600	$256,800		$244,200	$231,000	$210,200	$209,900

Total Risk In-force(f)	$106,300	$102,700	$86,600	$82,800		$79,000	$74,500	$67,800	$68,000

(a)	New insurance written for our Canada platform adjusted for foreign exchange was $6,600 and $25,900 for the three and twelve months ended December 31, 2006, respectively.

(b)	New insurance written for our Australia platform adjusted for foreign exchange was $10,400 and $46,000 for the three and twelve months ended December 31, 2006, respectively.

(c)	New insurance written for our Europe and Rest of World platform adjusted for foreign exchange was $7,400 and $23,100 for the three and twelve months ended December 31, 2006, respectively.

(d)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(e)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(f)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Premium Recognition Curve and Loss Factor Update

(amounts in millions)

	International Mortgage Insurance					U.S. Mortgage Insurance
	Q4 2006 Before Impact of Adjustments		Adjustments		Q4 2006 Reported	Q4 2006 Before Impact of Adjustments	Adjustments	Q4 2006 Reported
			Australia	Canada
REVENUES:
Premiums	$160		$52	$8	$220	$128	$8	$136
Net investment income	56		—	—	56	34	—	34
Net investment gains (losses)	1		—	—	1	4	—	4
Policy fees and other income	1		—	—	1	4	—	4

Total revenues	218		52	8	278	170	8	178

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33		34	—	67	54	—	54
Acquisition and operating expenses, net of deferrals	46		—	—	46	30	—	30
Amortization of deferred acquisition costs and intangibles	7		3	—	10	6	—	6

Total benefits and expenses	86		37	—	123	90	—	90

INCOME BEFORE INCOME TAXES	132		15	8	155	80	8	88

Provision for income taxes	39		5	3	47	21	3	24

SEGMENT NET INCOME	93		10	5	108	59	5	64

ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)		—	—	(1)	(2)	—	(2)

SEGMENT NET OPERATING INCOME	$92		$10	$5	$107	$57	$5	$62

Loss Ratio (1)	21%				30%	42%		40%
Loss Ratio by Platform
Australia (1)	31	%(2)			47%
Canada (1)	18%				16%

(1)	Loss ratios are calculated by dividing benefits and other changes in policy reserves by premiums.
(2)	The Australia loss ratio before impact of adjustments includes $6 million of premiums recognized from excess cancellations. Excluding the excess cancellations during the quarter, our loss ratio is 35%.

Non-GAAP Definition of Loss Ratio Before Impact of Adjustments

The results and ratios “before impact of adjustments” are non-GAAP measures based on financial information not in accordance with GAAP. The adjustments included on this page include the impact of a cumulative adjustment of earned premiums, with a related amortization of deferred acquisition costs adjustment, and the increase to losses due to an update of loss factors. The cumulative adjustment of earned premiums is the result of a study to update the amortization pattern of unearned premiums based on historical experience and estimated expected future expiration of risk. Management believes the loss ratios before the impact of the adjustments enhances understanding of our loss experience of our Mortgage Insurance business. However, the loss ratios “before impact of adjustments” should not be viewed as a substitute for the loss ratios calculated based on GAAP financial information.

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
	December 31, 2006	December 31, 2005
GAAP Basis ROE
Net income for the twelve months ended (1)	$1,328	$1,221
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,987	$11,437
GAAP Basis ROE (1) divided by (2)	11.1%	10.7%

Operating ROE
Net operating income for the twelve months ended (1)	$1,358	$1,222
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,987	$11,437
Operating ROE (1) divided by (2)	11.3%	10.7%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 9 herein.

(2)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$484	$533	$521	$475	$2,013	$513	$506	$523	$447	$1,989
Total revenues (2)	$2,846	$2,804	$2,754	$2,625	$11,029	$2,655	$2,628	$2,610	$2,611	$10,504

Expense ratio (1) divided by (2)	17.0%	19.0%	18.9%	18.1%	18.3%	19.3%	19.3%	20.0%	17.1%	18.9%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$484	$533	$521	$475	$2,013	$513	$506	$523	$447	$1,989
Less payment protection insurance business	142	187	182	172	683	176	176	209	186	747

Adjusted acquisition and operating expenses, net of deferrals (3)	$342	$346	$339	$303	$1,330	$337	$330	$314	$261	$1,242

Total revenues	$2,846	$2,804	$2,754	$2,625	$11,029	$2,655	$2,628	$2,610	$2,611	$10,504
Less payment protection insurance business	273	340	352	319	1,284	335	373	385	399	1,492
Less net investment gains (losses)	8	(6)	(49)	(22)	(69)	11	(7)	—	(6)	(2)

Adjusted total revenues (4)	$2,565	$2,470	$2,451	$2,328	$9,814	$2,309	$2,262	$2,225	$2,218	$9,014

Adjusted expense ratio (3) divided by (4)	13.3%	14.0%	13.8%	13.0%	13.6%	14.6%	14.6%	14.1%	11.8%	13.8%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s payment protection insurance business. The payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

		2006				2005
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,620	$1,680	$1,648	$1,539	$6,487	$1,531	$1,547	$1,614	$1,605	$6,297
Less payment protection insurance run-off premiums	6	22	35	19	82	34	64	64	74	236
Less spread-based retail premiums	146	210	200	180	736	181	189	241	244	855

Core premiums	$1,468	$1,448	$1,413	$1,340	$5,669	$1,316	$1,294	$1,309	$1,287	$5,206

Reported premium percentage change from prior year	5.8%
Core premium percentage change from prior year	11.6%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on a run-off block in our payment protection insurance business and less premiums from our spread-based retail business. The spread-based retail premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

			2006			2005
	(Assets— amounts in billions)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	Reported—Total Invested Assets and Cash	$71.9	$69.6	$66.4	$67.6	$68.8	$68.4	$67.9	$66.7
	Subtract:
	Securities lending	2.3	1.6	0.9	1.6	1.8	2.2	2.7	3.0
	Unrealized gains (losses)	1.2	0.6	(0.7)	0.2	1.2	1.7	2.6	1.5
	Derivative counterparty collateral	0.4	0.4	0.2	0.3	0.4	—	—	—

	Adjusted end-of-period invested assets	$68.0	$67.0	$66.0	$65.5	$65.4	$64.5	$62.6	$62.2

(A)	Average Invested Assets used in Reported Yield	$67.3	$66.5	$65.7	$65.5	$64.9	$63.5	$62.4	$62.1
	Subtract: limited partnership investments (average balance)	0.2	0.2	0.1	0.1	0.2	0.2	0.2	0.2

(B)	Average Invested Assets used in Core Yield Calculation	67.1	66.3	65.6	65.3	64.8	63.4	62.2	62.0
	Subtract: portfolios supporting floating and short-term products	11.0	10.4	10.0	9.1	8.3	7.6	6.9	6.8

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$56.1	$55.9	$55.6	$56.2	$56.5	$55.8	$55.3	$55.1

	(Income - amounts in millions)

(D)	Reported - Net Investment Income	$1,016	$944	$953	$924	$941	$902	$842	$851
	Subtract certain investment items (1)	54	9	38	27	68	49	14	24

(E)	Core Net Investment Income	962	935	915	897	873	853	828	827
	Subtract: investment income from portfolios supporting floating and short-term products	165	147	139	120	100	83	74	59

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$797	$788	$776	$777	$773	$770	$754	$767

(D)/(A)	Reported Yield	6.0%	5.7%	5.8%	5.6%	5.8%	5.7%	5.4%	5.5%
(E)/(B)	Core Yield	5.7%	5.6%	5.6%	5.5%	5.4%	5.4%	5.3%	5.3%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.7%	5.6%	5.6%	5.5%	5.5%	5.5%	5.4%	5.6%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Includes bond calls, prepayments, limited partnerships, non-qualifying derivatives, commercial mortgage loan loss reserves and other items.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Private Residential Mortgage Insurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(a)	AA	Not rated	Not rated

(a)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

4Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

DBRS states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On June 2, 2006, A.M. Best removed Continental Life Insurance Company of Brentwood, Tennessee from under review and upgraded the financial strenght ratings to A- (excellent) from B++ (very good). The outlook for the rating is positive.

On October 25, 2006, Fitch Ratings and Moody’s Investor Services assigned a rating to Private Residential Mortgage Insurance Corporation (PRMIC). PRMIC has been reactivated in order to insure certain types of loans that would not be permitted under Genworth Mortgage Insurance Corporation existing monoline insurance charter.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com